Exhibit 10.3.6

SECOND AMENDMENT TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

          This SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of March 16, 2004, and entered into by and among FLEET CAPITAL CORPORATION (“Fleet”), a Rhode Island corporation with an office at 15260 Ventura Boulevard, Suite 400, Sherman Oaks, California 91403, individually as a Lender and as Agent (“Agent”) for itself and any other financial institution which is or becomes a party to the Loan Agreement referred to below (each, a “Lender” and collectively, the “Lenders”), the LENDERS signatory hereto and MOBILE MINI, INC., a Delaware corporation with its chief executive office and principal place of business at 7420 South Kyrene Road, Suite 101, Tempe, Arizona 85283.

          Whereas, Borrower, Agent, Deutsche Bank Securities Inc. and Washington Mutual Bank, as Co-Documentation Agents, Bank One, NA and JP Morgan Chase Bank, as Co-Syndication Agents, and the Lenders have entered into that certain Amended and Restated Loan and Security Agreement dated as of February 11, 2002, as amended and restated as of June 26, 2003, and amended by that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of January 14, 2004 (as it may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”); capitalized terms used in this Amendment without definition shall have the meanings given such terms in the Loan Agreement; and

          Whereas, Borrower has requested further amendments to the Loan Agreement; and

          Whereas, the Lenders are willing to agree to amend the Loan Agreement, subject to the conditions and on the terms set forth herein;

          Now Therefore, in consideration of the premises and the mutual agreements set forth herein, Borrower, the Lenders and Agent agree as follows:

          1. AMENDMENT TO LOAN AGREEMENT. Subject to the conditions and on the terms set forth in this Amendment and in reliance on the representations and warranties of Borrower set forth in this Amendment, the Loan Agreement is hereby amended as follows:

                          1.1 Amendment to Subsection 8.2.6. Subsection 8.2.6 of the Loan Agreement is hereby amended to (a) delete clause (a) thereof and replace it with the following:

               (a) declare or pay any dividend (other than dividends payable solely in common stock of Borrower) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Securities of Borrower or any warrants, options or rights to purchase any such Securities, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly,

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whether in cash or property or in obligations of Borrower or any of its Subsidiaries (each of the foregoing, a “Restricted Payment”); provided, (i) any Subsidiary may declare and pay dividends or distributions to Borrower or any other Subsidiary of Borrower which is a Guarantor; (ii) Borrower may make up to $10,000 of payments to call warrants with respect to Borrower’s common stock; and (iii) Borrower may purchase on the open market Securities consisting of its common stock for an aggregate amount not to exceed $10,000,000 if, (A) both before and after giving effect to such purchase, no Default or Event of Default exists or would result therefrom and Borrower has Availability of at least $30,000,000, (B) such purchase is in compliance with the Senior Note Documents, (C) all shares of such Securities so purchased are thereafter immediately cancelled or shall have the status of treasury stock of Borrower and (D) if the Restricted Payment under this clause (iii) is to be made with the proceeds of a Loan, the request for such Loan shall be made under a separate request for borrowing and shall be accompanied by calculations in reasonable detail showing compliance with this Subsection 8.2.6 (iii);

          and (b) to delete the revisions to Section 8.2.6 which were added by the First Amendment to Amended and Restated Loan and Security Agreement.

                      1.2 Amendment to Appendix A. Appendix A of the Loan Agreement is amended to delete the definition of “Consolidated Net Cash Flow” and to replace it with the following:

          “Consolidated Net Cash Flow” – for a period, Consolidated EBITDA less the sum of (i) Unfinanced Capital Expenditures during such period plus (ii) income taxes paid in cash during such period.

                      1.3 Amendment to Exhibit 8.3. Section 8.3.1 of Exhibit 8.3 is amended to delete the ratio of 2.10 to 1.0 and to replace it with 1.85 to 1.0.

          2. REPRESENTATIONS AND WARRANTIES OF BORROWER. In order to induce the Lenders and Agent to enter into this Amendment, Borrower represents and warrants to each Lender and Agent that the following statements are true, correct and complete:

                      2.1 Corporate Action. Borrower is duly authorized and empowered to enter into, execute, deliver and perform this Amendment and the Loan Agreement as amended hereby and Guarantors are duly authorized to enter into, execute, deliver and perform the Consent of Guarantors and Reaffirmation Agreement attached hereto (the “Guarantor Consent”). The execution, delivery and performance of this Amendment, the Loan Agreement as amended hereby and the Guarantor Consent, and the purchase of the Securities in accordance with the terms hereof, have been duly authorized by all necessary corporate or other relevant action and do not and will not (i) require any consent or approval of the shareholders of Borrower or any of the Guarantors; (ii) contravene Borrower’s or any of the Guarantors’ charter or articles or certificate of incorporation or other organizational documents, as applicable; (iii) violate, or cause Borrower or any Guarantor to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to Borrower or any Guarantor; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which

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Borrower or any Guarantor is a party or by which it or its Properties may be bound or affected (including without limitation the Senior Note Documents); or (v) result in, or require, the creation or imposition of any Lien upon or with respect to any of the Properties now owned or hereafter acquired by Borrower or any Guarantor. As of the date hereof, the Collateral does not include any “margin stock” (as defined in Regulation U of the Board of Governors of the Federal Reserve Board.

               2.2 Legally Enforceable Agreement. This Amendment and the Guarantor Consent have been duly executed and delivered by Borrower and the Guarantors. Each of this Amendment and the Loan Agreement as amended hereby is a legal, valid and binding obligation of Borrower, enforceable against it in accordance with its terms, and the Guarantor Consent is a legal, valid and binding obligation of the Guarantors, enforceable against each of them in accordance with its terms, except in each case as limited by applicable bankruptcy or insolvency laws, and by general principles of equity.

               2.3 Solvent Financial Condition. Borrower is Solvent.

               2.4 No Default or Event of Default. No event has occurred and is continuing or will result from the execution and delivery of this Amendment that would constitute a Default or an Event of Default. Borrower is in compliance with the terms of the Senior Note Documents.

               2.5 No Material Adverse Effect. No event has occurred that has resulted, or could reasonably be expected to result, in a Material Adverse Effect.

               2.6 Representations and Warranties. Each of the representations and warranties contained in the Loan Documents is and will be true and correct in all material respects on and as of the date hereof and as of the effective date of this Amendment, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.

          3. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall be effective only if and when signed by, and when counterparts hereof shall have been delivered to the Agent or its counsel (by hand delivery, mail or telecopy) by, Borrower and the Majority Lenders and only if and when each of the following conditions is satisfied:

               3.1 Consent of Guarantors. Each of the Guarantors shall have executed and delivered to Agent as its counsel the Guarantor Consent.

               3.2 No Default or Event of Default; Accuracy of Representations and Warranties. No Default or Event of Default shall exist and each of the representations and warranties made by the various parties herein and in or pursuant to the Loan Documents shall be true and correct in all material respects as if made on and as of the date on which this Amendment becomes effective (except that any such representation or warranty that is expressly stated as being made only as of a specified earlier date shall be true and correct as of such earlier date).

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               3.3 Other Documents. Agent shall have received such documents as Agent may reasonably request in connection with this Amendment.

          4. EFFECTIVE DATE. This Amendment shall become effective on the date ( the “Amendment Effective Date”) of the satisfaction of the conditions set forth in Section 3.

          5. EFFECT OF THIS AMENDMENT. From and after the Amendment Effective Date, all references in the Loan Documents to the Loan Agreement shall mean the Loan Agreement as amended hereby. Except as expressly amended hereby, the Loan Agreement and the other Loan Documents, including the Liens granted thereunder, shall remain in full force and effect, and are hereby ratified and confirmed.

          6. GOVERNING LAW. THIS AMENDMENT HAS BEEN NEGOTIATED AND DELIVERED IN AND SHALL BE DEEMED TO HAVE BEEN MADE IN LOS ANGELES, CALIFORNIA. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

          7. COMPLETE AGREEMENT. This Amendment sets forth the complete agreement of the parties in respect of any amendment to any of isions of any Loan Document or any waiver thereof.

          8. CATCHLINES & COUNTERPARTS. The catchlines and captions herein are intended solely for convenience of reference and shall not be used to interpret or construe the provisions hereof. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same agreement.

[signatures follow; remainder of page intentionally left blank]

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          IN WITNESS WHEREOF, this Second Amendment To Amended and Restated Loan and Security Agreement has been duly executed on the day and year specified at the beginning of this Second Amendment To Amended and Restated Loan and Security Agreement.

MOBILE MINI, INC., a Delaware corporation

By:
Name: Lawrence Trachtenberg
Title: Executive Vice President

FLEET CAPITAL CORPORATION,
a Rhode Island corporation,
as Agent and as a Lender

By:
Name: Matthew R. Van Steenhuyse
Title: Senior Vice President

Second Amendment Signature Page

JP MORGAN CHASE BANK, as a Lender

By:
Name: Donna DiForio
Title: Vice President

Second Amendment Signature Page

BANK ONE, NA, with its main office in Chicago, Illinois, as a Lender

By:
Name: Steve Krakoski
Title: First Vice President

Second Amendment Signature Page

WASHINGTON MUTUAL BANK, as a Lender

By:
Name: Benjamin R. Haslam
Title: Assistant Vice President

Second Amendment Signature Page

GE COMMERCIAL DISTRIBUTION FINANCE
f/k/a Deutsche Financial Services Corp., as a Lender

By:
Name: Joseph Kinkenon
Title: Vice President

Second Amendment Signature Page

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:
Name: Joseph P. Howard
Title: Vice President

Second Amendment Signature Page

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:
Name: Lawrence Weinstein
Title: Vice President

Second Amendment Signature Page

THE PROVIDENT BANK, as a Lender

By:
Name: Thomas J. Evans
Title: Credit Officer

Second Amendment Signature Page

BANK LEUMI USA, as a Lender

By:
Name: Jacques Delvoye
Title: Vice President

Second Amendment Signature Page

DEUTSCHE BANK TRUST COMPANY AMERICAS , as a Lender

By:
Name: Albert Fischetti
Title: Director

Second Amendment Signature Page

CIBC, INC., as a Lender

By:
Name: George Knight
Title: Managing Director

Second Amendment Signature Page

NATIONAL CITY BANK, as a Lender

By:
Name: Chris Kytzidis
Title: Vice President

Second Amendment Signature Page

LASALLE BUSINESS CREDIT, LLC, as a Lender

By:
Name: Steven Fenton
Title: Senior Vice President

Second Amendment Signature Page

CONSENT OF GUARANTORS AND REAFFIRMATION AGREEMENT

     Reference is hereby made to that certain Second Amendment to Amended and Restated Loan and Security Agreement, dated as of March 16, 2004 (as the same shall be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Amendment”), among Fleet Capital Corporation (“Fleet”), a Rhode Island corporation with an office at 15260 Ventura Boulevard, Suite 400, Sherman Oaks, California 91403, individually as a Lender and as Agent (“Agent”) for itself and any other financial institution which is or becomes a party to the Loan Agreement (as defined below) (each such financial institution, including Fleet, is referred to hereinafter individually as a “Lender” and collectively as the “Lenders”), the Lenders, and Mobile Mini, Inc., a Delaware corporation with its chief executive office and principal place of business at 7420 South Kyrene Road, Suite 101, Tempe, Arizona 85283 (“Borrower”). Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Amended and Restated Loan and Security Agreement, dated as of February 11, 2002 as amended and restated as of June 26, 2003, by and among Borrower, the Lenders, Agent, Deutsche Bank Securities Inc. and Washington Mutual Bank, as Co-Documentation Agents, and Bank One, NA and JP Morgan Chase Bank, as Co-Syndication Agents, as amended by the First Amendment to Amended and Restated Loan and Security Agreement dated as of January 14, 2004 (the “Loan Agreement”).

     Each of the undersigned hereby (a) acknowledges receipt of a copy of the Amendment, (b) consents to the terms of the Amendment, (c) agrees and reaffirms that the Guaranty executed by it remains in full force and effect as a continuing guaranty of the Obligations owing to the Agent and Lenders under the Loan Agreement and the Loan Documents referred to therein and (d) agrees and reaffirms that all of its Obligations under each other Loan Document executed by it pursuant to the Loan Agreement, and all liens and security interests granted thereunder, remain in full force and effect, unimpaired by the execution and delivery of the Amendment and continue to secure its Obligations. Following the effectiveness of the Amendment, all references in the Loan Documents to the Loan Agreement shall be deemed to refer to the Loan Agreement as amended by the Amendment.

     Although Agent has informed us of the matters set forth above, and we have acknowledged same, we understand and agree that Agent has no duty under the Loan Agreement or any other Loan Document or any other agreement between us to so notify us or to seek an acknowledgement, and nothing contained herein is intended to or shall create such a duty as to any advances or transactions hereafter.

     THIS CONSENT OF GUARANTORS AND REAFFIRMATION AGREEMENT HAS BEEN NEGOTIATED AND DELIVERED IN AND SHALL BE DEEMED TO HAVE BEEN MADE IN LOS ANGELES, CALIFORNIA. THIS CONSENT OF GUARANTORS AND REAFFIRMATION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

     This Consent of Guarantors and Reaffirmation Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same agreement.

Consent of Guarantors

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     IN WITNESS WHEREOF, each of the Guarantors has executed and delivered this Consent of Guarantors and Reaffirmation Agreement as of the date set forth in the first paragraph hereof.

GUARANTORS:
MOBILE MINI I, INC.,
an Arizona corporation

By:
Name: Lawrence Trachtenberg
Title: Executive Vice President

MOBILE MINI HOLDINGS, INC.,
a Delaware corporation

By:
Name: Lawrence Trachtenberg
Title: President

DELIVERY DESIGN SYSTEMS, INC.,
an Arizona corporation

By:
Name: Lawrence Trachtenberg
Title: Executive Vice President

MOBILE MINI, LLC,
a Delaware limited liability company

By:
Name: Lawrence Trachtenberg
Title: Executive Vice President

MOBILE MINI, LLC,
a California limited liability company

By:
Name: Lawrence Trachtenberg
Title: Executive Vice President

MOBILE MINI OF OHIO, LLC,
a Delaware limited liability company

By:
Name: Lawrence Trachtenberg
Title: Executive Vice President

MOBILE MINI TEXAS LIMITED PARTNERSHIP, L.L.P.
a Texas limited partnership

By:
Name: Lawrence Trachtenberg
Title: Treasurer

Consent of Guarantors

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